As filed with the Securities and Exchange Commission on or about July 12, 2002

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE
          SECURITIES ACT OF 1933
                                                                          [_]

        Registration No. 333-03715

        Pre-Effective Amendment No.
                                                                          [_]
                                  ---
        Post-Effective Amendment No. _21_
                                                                          [X]

        REGISTRATION STATEMENT UNDER THE
          INVESTMENT COMPANY ACT OF 1940
                                                                          [_]

        Registration No. 811-07619
        Amendment No. _23_
                                                                          [X]

                               -----------------

                            NUVEEN INVESTMENT TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

                   333 West Wacker Drive, Chicago, Illinois
                                                          60606
                   (Address of Principal Executive Offices)
                                                       (Zip Code)

      Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                       Copies to:
                   Gifford R. Zimmerman--Vice President and
                                                      Eric F. Fess
                                   Secretary
                                                   Chapman and Cutler
                             333 West Wacker Drive
                                                      111 W. Monroe
                            Chicago, Illinois 60606
                                                 Chicago, Illinois 60603
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

It is proposed that this filing will become effective (check appropriate box):
[_]immediately upon filing pursuant to paragraph (b)
                                               [_]on (date) pursuant to
                                                  paragraph (a)(1)
[_]on (date) pursuant to paragraph (b)
                                               [X]75 days after filing pursuant
                                                  to paragraph (a)(2)
[_]60 days after filing pursuant to paragraph (a)(1)
                                               [_]on (date) pursuant to
                                                  paragraph (a)(2) of
                                              Rule485.

If appropriate, check the following box:
[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   CONTENTS OF
                         POST-EFFECTIVE AMENDMENT NO. 21


This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:




                                    The Facing Sheet

                                    Part A-Prospectus for Nuveen NWQ
                                    Multi-Cap Value Fund (the "Fund")

                                    Part B-Statement of Additional Information

                                    Part C-Other Information

                                    Signatures

                                    Index to Exhibits

                                    Exhibits

The Nuveen Large-Cap Value Fund, Nuveen European Value Fund, Nuveen Balance Stock and Bond Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Select Stock Fund are not affected by and therefore not included in this Post-Effective Amendment No. 21.

                                      Preliminary Prospectus Dated July 12, 2002
                                      Subject to Completion

                                                                  NUVEEN
                                                                     Investments

Nuveen NWQ Multi-Cap
Value Fund

                                       PROSPECTUS  _______________________, 2002

A portfolio of large, medium and small capitalization companies with the potential for long-term capital appreciation.

                              [PHOTO APPEARS HERE]

                           INVEST WELL

                 LOOK AHEAD

                                 LEAVE YOUR MARK

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

[Icon Appears Here] Investment Strategy

[Icon Appears Here] Risks

[Icon Appears Here] Fees, Charges and Expenses

[Icon Appears Here] Shareholder Instructions

[Icon Appears Here] Performance and Current Portfolio Information

                                Table of Contents


Section 1 The Fund

This section provides you with an overview of the fund including its investment objective, investment policies, primary risks and expenses.

Introduction                                                          1

Nuveen NWQ Multi-Cap Value Fund                                       2

Section 2 How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                  4

What Types of Securities We Invest In                                 5

How We Select Investments                                             6

How the Portfolio Manager Has Performed                               7

What the Risks Are                                                    8

How We Manage Risk                                                    8

Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                          10

How to Reduce Your Sales Charge                                      11

How to Buy Shares                                                    12

Systematic Investing                                                 12

Systematic Withdrawal                                                13

Special Services                                                     13

How to Sell Shares                                                   14

Section 4 General Information

This section summarizes the fund's distribution policies and other general fund information.

Dividends, Distributions and Taxes                                   16

Distribution and Service Plans                                       17

Net Asset Value                                                      18

Fund Service Providers                                               18

                                                                         , 2002



Section 1  The Fund



                              Nuveen NWQ Multi-Cap Value Fund



                                                 [GRAPHIC]

                                               Introduction


                       This prospectus is intended to provide important information to help you evaluate whether the Nuveen NWQ Multi-Cap Value Fund (the "fund") may be right for you. Please read it carefully before investing and keep it for future reference.










 NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE       NO BANK GUARANTEE



                                                            Section 1  The Fund

                                    [GRAPHIC]



         Nuveen NWQ Multi-Cap Value Fund


Fund Overview


                                    [GRAPHIC]


Investment Objective

The investment objective of the fund is to seek to provide investors with long-term capital appreciation.


                                    [GRAPHIC]


How the Fund Pursues Its Objective

Under normal market conditions, the fund invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis. Nuveen Institutional Advisory Corp. ("NIAC") has selected NWQ Investment Management Company, LLC ("NWQ") to serve as sub-adviser to the fund. NWQ seeks to identify statistically undervalued companies where a catalyst exists--such as new management, industry consolidation, company restructuring or a turn in the company's fundamentals--to recognize value or improve a company's profitability. NWQ selects stocks that it believes are currently under-priced using certain financial measurements, such as price-to-earnings ratios and earnings power. NWQ's selection is based on bottom up fundamental research, which focuses on both quantitative and qualitative valuation measures.



The fund may also invest up to 35% of its total assets in dollar-denominated securities of foreign issuers.


                                    [GRAPHIC]


What are the Risks of Investing in the Fund?
The fund exposes you to market risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are greater for medium and smaller market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. In addition, the fund's value-oriented investment style may not be successful. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]


Is this Fund Right for You?
This fund may be right for you if you are seeking:

.. long-term total return potential from a value-driven equity investing strategy;

..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.


Fund Perfomance/Cost of Investment



                                    [GRAPHIC]



Fund Performance


Fund performance is not included in this prospectus because the fund is newly organized. Please see "How the Portfolio Manager has Performed" for information regarding NWQ's prior performance.





What are the Costs of Investing?



                                    [GRAPHIC]





This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



 Shareholder Transaction Expenses/1/




Paid Directly From Your Investment



               Share Class                    A     B    C   R/2/
               --------------------------------------------------
               Maximum Sales Charge Imposed
               on Purchases                 5.75%3 None None None
               Maximum Sales Charge Imposed
               on Reinvested Dividends        None None None None
               Exchange Fees                  None None None None
               Deferred Sales Charge/4/      None3  5%5  1%6 None



 Annual Fund Operating Expenses/7/




Paid From Fund Assets



           Share Class                             A    B    C    R
           ----------------------------------------------------------
           Management Fees                           %    %    %    %
           12b-1 Distribution and Service Fees/8/    %    %    %    %
           Other Expenses/9/                         %    %    %    %
           Total Operating Expenses*                 %    %    %    %


  * Total estimated operating expenses provided in the above table do not include a voluntary expense limitation adopted by the fund's investment adviser. Such expense limitation reduces estimated operating expenses to the levels provided below. The expense limitation may be modified at any time. However, the investment adviser has agreed to waive fees and reimburse
  expenses through            , 2003 in order to prevent total operating
  expenses (excluding any 12b-1 distribution and service fees and extraordinary
  expenses) from exceeding     % of the average daily net assets of any class
  of fund shares.



          After Expense Reimbursements    A       B       C       R
          Expense Reimbursements       (    %) (    %) (    %) (    %)
          Total Operating Expense--Net       %       %       %       %



Section 1  The Fund

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.



                              Redemption      No Redemption
                  Share Class A   B   C   R   A     B     C    R
                  -------------------------------------------------
                    1 Year    $   $   $   $   $     $     $    $
                    3 Years   $   $   $   $   $     $     $    $



 1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


 2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


 3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


 4. As a percentage of lesser of purchase price or redemption proceeds.


 5. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


 6. Class C shares redeemed within one year of purchase are subject to 1% CDSC.


 7. The percentages shown are based on estimated amounts for the current fiscal year and are reflected as percentages of average net assets. Actual expenses may be higher or lower.


 8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


 9. [Other operating expenses include an estimated one-time organization and
    offering expense of   % of fund assets.]


How the Fund Is Invested/10/




 Portfolio Allocation



                              Stocks           %
                              Cash Equivalents %



 Top 10 Stock Holdings/11/



                                       %
                                       %
                                       %
                                       %
                                       %
                                       %
                                       %
                                       %
                                       %
                                       %




 Sector Diversification (Top 5)/11/





                                       %
                                       %
                                       %
                                       %
                                       %



10. This information regarding the fund's portfolio reflects the portfolio's
    composition on            , 2002, which is not the end of a standard
    reporting period. Like any mutual fund, the fund's portfolio on any given day may vary.


11. As a percentage of the fund's stock holdings. Holdings may vary.


                                                            Section 1  The Fund

Section 2  How We Manage Your Money


                       To help you better understand the fund, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.



                                                 [GRAPHIC]

                                           Who Manages the Fund


                       Nuveen Institutional Advisory Corp., the fund's investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. NIAC has overall responsibility for management of the fund. NIAC oversees the management of the fund's portfolio, manages the fund's business affairs and provides certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.



                       The NIM advisers are wholly-owned subsidiaries of The John Nuveen Company ("Nuveen"). Today, we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $76 billion in assets.



                       NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, is the sub-adviser to the fund. NWQ manages and supervises the investment of the fund's assets on a discretionary basis, subject to the supervision of NIAC. The John
                       Nuveen Company purchased NWQ on             , 2002.



                       NWQ formerly was an affiliate of Pilgrim Baxter & Associates, Ltd. and Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $6.8 billion in assets as of January 31, 2002. Jon D. Bosse, CFA, is the portfolio manager of the fund. Mr. Bosse is Director of Equity Research of NWQ and has been a Managing Director of NWQ since 1996.


Section 2  How We Manage Your Money

                       For providing these services, NIAC is paid an annual fund management fee according to the following schedule:



 Average Daily
 Net Assets
For the first $125 million      .8500 of 1%
For the next $125 million       .8375 of 1%
For the next $250 million       .8250 of 1%
For the next $500 million       .8125 of 1%
For the next $1 billion         .8000 of 1%
For net assets over $2 billion  .7750 of 1%




                       Out of the fund management fee, NIAC pays a portfolio management fee to NWQ. The fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.


             [GRAPHIC]

             What Types of Securities We Invest In

                       The fund's investment objective may not be changed without shareholder approval. The fund's investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Equity Securities


                       The fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; dollar-denominated securities of foreign companies (limited to 35% of total assets for the fund) and other securities with equity characteristics.


                       Foreign Securities


                       The fund may invest up to 35% of total assets in a variety of foreign equity securities, denominated in U.S. dollars, including American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. ADRs carry most of the risks of investing directly in foreign equity securities. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").



                       In managing the fund, NWQ will select foreign securities according to the same standards it applies to domestic securities.


                                            Section 2  How We Manage Your Money

                       Short-Term Investments

                       The fund may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Delayed Delivery Transactions

                       The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.


                                                 [GRAPHIC]

                                         How We Select Investments

                       We adhere to disciplined, value-driven investment strategies whose aim is to provide long-term capital appreciation. We emphasize quality securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.


                       Value Investing



                       NWQ selects stocks for the fund through bottom up fundamental research focusing on both quantitative and qualitative valuation measures. NWQ's research team applies a broad range of quantitative screens such as price to cash flow, low price to sales, low price to earnings, low price to book value and quality of earnings. On a qualitative basis, NWQ focuses on management strength, competitive position, industry fundamentals and corporate strategy. NWQ then looks for a catalyst that NWQ believes will unlock the stock's unrecognized value. A catalyst may include a management change, industry consolidation, a company restructuring or a turn in a company's fundamentals. NWQ also applies a strong sell discipline and considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of their respective expectations.



                       Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what NWQ believes are their full value or may go down in price. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. It focuses its active management on security selection in the area, it believes, that can most enhance the fund's performance.


                       Portfolio Turnover


                       The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The fund anticipates that it may engage in active trading in securities. The portfolio turnover rate for the fund will generally be
                       between    % and    %. Active trading would result in
                       the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the fund's performance.


Section 2  How We Manage Your Money

                            [GRAPHIC]

              How the Portfolio Manager Has Performed


                       The chart and table below illustrate the historical performance of the NWQ's investment strategy for the fund. The chart and table present the performance of NWQ
                           Composite, which represents [all] its managed
                       accounts (totalling $     million) that have
                       substantially the same investment objectives and policies as the fund.



                       Of course, past performance is no indication of future results, and the chart and table represent performance of managed accounts and not the performance of the fund.



                       NWQ     Composite


                       Growth of a $10,000 Investment  / /  -- /  /



                       [Mountain Chart]



                       NWQ     Composite Returns



                                 Average Annual Total Returns (as of   / /02)
                                                           Since Composite
                                 1-Year  5-Year  10-Year  Inception (      )
      -----------------------------------------------------------------------
      On Offer                        %       %       %              %
      On NAV                          %       %       %              %
      S&P 500 Index                   %       %       %              %
      Lipper All Large Cap Value      %       %       %              %
      CPI                             %       %       %              %


                       As of            2002, the NWQ     Composite included
                              managed accounts. The managed accounts reflected
                       above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from the
                       NWQ     Composite's gross-of-fee returns the Class A
                       estimated gross operating expenses of     % for the
                       current fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Composite's
                       inception date is                 . The Lipper All Cap
                       Value Index represents the average annualized returns of the 30 largest funds in the Lipper All Cap Value Fund Category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.


                                           Section 2   How We Manage Your Money

                                                 [GRAPHIC]

                                            What the Risks Are


                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the fund's value-oriented investment style may not be successful in realizing the fund's investment objective. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.



                       Market risk: As a mutual fund investing all or a portion of its assets in stocks, the fund is subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rate changes, investor perceptions and market liquidity.



                       Foreign investment risk: Securities of foreign issuers (which are limited to 35% of total assets for the fund) present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political or economic instability, less publicly available information, exchange rate changes, relatively low market liquidity and the potential lack of strict financial, regulatory and accounting controls and standards.





                       Small and medium sized company risk: Small and medium sized company securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies.



                       Inflation risk: Like all mutual funds, the fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.



                                                 [GRAPHIC]

                                            How We Manage Risk

                       Time-tested risk management strategies including broad portfolio diversification and a rigorous sell discipline are utilized to help protect your capital during periods of market uncertainty or weakness. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.


                       The fund's approach to equity investing may also provide a measure of protection in adverse markets. The fund generally purchases stocks with low valuations. The prices of these types of stocks have often fallen less than more fully valued stocks during market downturns.


Section 2  How We Manage Your Money

                       Investment Limitations


                       The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval that are designed to limit your investment risk and maintain portfolio diversification. These fundamental policies limit the fund's ability to:



                         . borrow money;



                         . issue senior securities;



                         . concentrate on the securities of issuers in a single
                           industry;



                         . underwrite securities;



                         . purchase and sell real estate;



                         . purchase and sell commodities;



                         . make loans; and



                         . invest in investment companies.




                       Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                       Hedging and Other Defensive Investment Strategies

                       The fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of the fund's assets invested in an asset category may fall outside its allowable range, and the fund may not achieve its investment objective.


                       Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities the fund owns or expects to purchase, to reduce transaction costs, to manage cash flows, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to enhance returns, to limit the risk of price fluctuations, to preserve capital or to hedge against interest rate changes. These hedging strategies include using derivatives, such as [forward foreign currency contracts,] futures, over-the-counter options, options and swaps, financial futures contracts, options on financial futures, or stock index options. These strategies may reduce fund returns and will benefit the fund largely to the extent we are able to use them successfully. However, the fund could lose money on futures transactions or an option can expire worthless.




                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares


                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the fund is as follows:



                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
 Amount of Purchase                 Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          5.75%                6.10%                 5.00%
 $50,000 but less than $100,000             4.50%                4.71%                 4.00%
 $100,000 but less than $250,000            3.75%                3.90%                 3.25%
 $250,000 but less than $500,000            2.75%                2.83%                 2.50%
 $500,000 but less than $1,000,000          2.00%                2.04%                 1.75%
 $1,000,000 and over                        --/1/                 --                   --/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                       Class B Shares


                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.


Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                 5%  4%  4%  3%  2%  1%   None


                       Class C Shares


                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of the fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.


                       Class R Shares


                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. [If you held
                       shares of the PBHG Special Equity Fund on         ,
                       2002, you are eligible to purchase Class R Shares of the fund.] Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.



                                                 [GRAPHIC]

                                     How to Reduce Your Sales
             Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


Class A Sales Charge     Class A Sales Charge        Class R Eligibility
Reductions               Waivers                     . Certain employees and
.. Rights of accumulation . Nuveen Defined Portfolio    directors of Nuveen or
.. Letter of intent         or Exchange-Traded Fund     employees of authorized
.. Group purchase           reinvestment                dealers
                         . Retirement plans          . Bank trust departments
                         . Certain employees and     . Certain PBHG Special
                           directors of Nuveen or      Equity Fund
                           employees of authorized     shareholders
                           dealers
                         . Bank trust departments


                       In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any

                                     Section 3  How You Can Buy and Sell Shares
                       necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.



                                                 [GRAPHIC]

                                             How To Buy Shares

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       By Mail


                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, [Insert New Address]. No third party checks will be accepted.


                       Investment Minimums

                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in the fund's systematic invesment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

Section 3  How You Can Buy and Sell Shares

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


                                                 [GRAPHIC]

                                           Systematic Withdrawal


                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.


                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.


                       The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.


                                     Section 3  How You Can Buy and Sell Shares

                       The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund DirectSM

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC or a redemption fee, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Section 3  How You Can Buy and Sell Shares

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail


                       You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, [Insert New Address]. Your request must include the following information:


                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.


                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that the fund otherwise approves. A notary public cannot provide a signature guarantee.


                       Redemptions In-Kind

                       The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                    [GRAPHIC]



An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.




                                    [GRAPHIC]



An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes

                       The fund pays income dividends and capital gains once a year in December.

                       Payment and Reinvestment Options

                       The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Foreign Income Tax Considerations

                       Investment income that the fund receives from its foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting


                       The fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time the fund holds its assets). Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.


                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.


                       Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.


                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Section 4  General Information

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

                       Distribution Schedule

                           Taxable Dividends Capital Gains
                      Fund     Annually        Annually

                                                 [GRAPHIC]

                                      Distribution and Service
             Plans

                       Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

                                                 Section 4  General Information

                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of the fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.


                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair value based on prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the fund, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.


                       If the fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                                                 [GRAPHIC]

                                          Fund Service Providers


                       The custodian of the assets of the fund is State Street Bank and Trust [Insert Address]. State Street also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, [Insert Name & Address] performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


Section 4  General Information

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

Large-Cap Value Fund
European Value Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

NWQ Multi-Cap Value Fund

Income
Income Fund

Floating Rate Fund/1/

Tax-Free Income
National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona           Louisiana             North Carolina
California/2/     Maryland              Ohio
Colorado          Massachusetts/2/      Pennsylvania
Connecticut       Michigan              Tennessee
Florida           Missouri              Virginia
Georgia           New Jersey            Wisconsin
Kansas            New Mexico
Kentucky          New York/2/

Several additional sources of information are available to you, including the codes of ethics adopted by the fund, Nuveen, NIAC and NWQ. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the policies and operation of the fund included in this prospectus. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549. The fund's Investment Company file number is 811-07619.


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2.   Long-term and insured long-term portfolios.


NUVEEN
   Investments


Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

Statement of Additional Information       Preliminary Draft Dated July 12, 2002

          , 2002

                                                          Subject to Completion

Nuveen Investment Trust
333 West Wacker Drive
Chicago, Illinois 60606


NUVEEN NWQ MULTI-CAP VALUE FUND



This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments ("Nuveen"), or from the Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, [Insert new address], or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Fund. The Prospectus
for the Fund is dated             , 2002.



Table of Contents                                                                             Page
--------------------------------------------------------------------------------------------------
General Information                                                                            B-2
--------------------------------------------------------------------------------------------------
Investment Policies and Restrictions                                                           B-2
--------------------------------------------------------------------------------------------------
Investment Policies and Techniques                                                             B-5
--------------------------------------------------------------------------------------------------
Management                                                                                    B-22
--------------------------------------------------------------------------------------------------
Fund Manager and Sub-Adviser                                                                  B-27
--------------------------------------------------------------------------------------------------
Portfolio Transactions                                                                        B-29
--------------------------------------------------------------------------------------------------
Net Asset Value                                                                               B-30
--------------------------------------------------------------------------------------------------
Tax Matters                                                                                   B-31
--------------------------------------------------------------------------------------------------
Performance Information                                                                       B-35
--------------------------------------------------------------------------------------------------
Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs B-39
--------------------------------------------------------------------------------------------------
Distribution and Service Plans                                                                B-49
--------------------------------------------------------------------------------------------------
Independent Public Accountants, Custodian and Transfer Agent                                  B-50
--------------------------------------------------------------------------------------------------
General Trust Information                                                                     B-50
--------------------------------------------------------------------------------------------------
Appendix A--Ratings of Investments                                                             A-1
--------------------------------------------------------------------------------------------------

                              GENERAL INFORMATION


Nuveen NWQ Multi-Cap Value Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"), an open-end diversified management series investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, five series of the Trust are authorized and outstanding.


Certain matters under the Investment Company Act of 1940, which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:




Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund.



1. The Fund is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.



Please refer to Non-Fundamental Investment Restriction number 1 for further information.



2. The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.



Please refer to Non-Fundamental Investment Restriction number 2 for further information.



3. The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.



4. The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Please refer to Non-Fundamental Investment Restriction number 3 for further information.



5. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.



6. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.



7. The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.



Please refer to Non-Fundamental Investment Restriction number 4 for further information.



8. The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.



Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.






The foregoing fundamental investment policies, together with the investment objective of the Fund, and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.


NON-FUNDAMENTAL RESTRICTIONS



The Fund also has adopted the following non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders.





1. In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



2. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures and options), provided that the combination of
(i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

3. In complying with the fundamental restriction regarding industry concentration, the Fund may not purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and, in the case of the Muni/Stock Fund to Municipal Obligations, other than those Municipal Obligations backed only by the assets and revenues of non-governmental users).



4. In complying with the fundamental restriction with regard to making loans, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.





(5) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.



(6) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.



(7) The Fund may not pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.



(8) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to the European Value Fund or to securities of pooled investment vehicles or mortgage or asset-backed securities.



(9) The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.



(10) The Fund may not enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.



(11) The Fund may not invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.



(12) The Fund may not purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.



(13) The Fund may not invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Prospectus for the Fund.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

The Fund may invest up to [__]% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less.



(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.


(2) The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.


(4) The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, or Fitch 2 or higher by Fitch.






Equity Securities



Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies with large, medium and small capitalizations.



Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.



Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.



General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.



Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:



* Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

* Factors affecting an entire industry, such as increases in production costs;
and



* Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.



Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.]



Small and Medium Capitalization Stocks



Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Fund invests in securities of issuers with small or medium market capitalizations. While the Fund intends to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.



Over-the-Counter Market



The Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.



Initial Public Offerings ("IPO")



The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.]

Foreign Securities


The Fund may invest up to 35% of its total assets in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.


Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.


The Funds may invest in foreign securities by purchasing depositary receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.


Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.



Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., and (v) lower trading volume and liquidity.


Currency Risks. To the extent that the Fund invests in foreign securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, the Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.






Hedging Strategies

General Description of Hedging Strategies

The Fund may engage in hedging activities. NWQ Investment Management Company, LLC ("NWQ") may cause the Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.


Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that the Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Federal Income Tax Treatment of Options
In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Stock Index Options
The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of NWQ or NIAC to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures

Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on NIAC's or NWQ's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract. Under certain circumstances, the recognition of losses may be required to be deferred to a later taxable year.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.


Foreign Currency Transactions. The Fund may engage in foreign currency forward contracts, options, and futures transactions. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the Fund may segregate assets to cover its futures contracts obligations.



Forward Foreign Currency Exchange Contracts. The Fund may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.



The Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.



Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.





A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.



In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.



There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.



Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.



Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.



Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

SWAPS, CAPS, COLLARS AND FLOORS



Swap Agreements


A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.



Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.



Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.



A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.



Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.



Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.



Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.



Caps, Collars and Floors


Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Other Investment Policies and Techniques

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to NWQ the day-to-day determination of the illiquidity of any equity or taxable fixed-income security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed NWQ to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security and the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.


Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box

When NWQ, as applicable, believes that the price of a particular security held by the Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will limit its transactions in short sales against the box to 5% of their net assets. In addition, the Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, the Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
The Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Delayed-Delivery Transactions
The Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

Unseasoned Companies
The Fund may not invest more than 5% of its net assets in unseasoned issuers. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification, and competitive strengths of larger corporations. Also, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings of small companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

Lending of Portfolio Securities
The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

                                  MANAGEMENT


The management of the Trust, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.



-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                Portfolios in    Other
                                                                                                    Fund       Director-
                      Position(s)    Term of Office                                                Complex       ships
  Name, Address and      Held        and Length of              Principal Occupation(s)           Overseen      Held by
    Date of Birth      with Fund      Time Served                 During Past 5 Years            by Trustee     Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustees who are not
interested persons of the Fund
James E. Bacon        Trustee     .Term - Indefinite    Treasurer, Cathedral of St. John the         18           N/A
333 West Wacker Drive             .Length of Service -  Divine (New York City) 1997-
Chicago, IL 60606                  Since                present; formerly, Director of Lone
(2/27/31)                                               Star Industries, Inc. (1992-1999);
                                                        previously, Director and Executive
                                                        Vice President of U.S. Trust
                                                        Corporation and Trustee of United
                                                        States Trust Company of New York.
-------------------------------------------------------------------------------------------------------------------------
William E. Bennett    Trustee     .Term - Indefinite    Private investor; previously President       18           N/A
333 West Wacker Drive             .Length of Service -  and C.E.O., Draper & Kramer, Inc. (a
Chicago, IL 60606                  Since                private company that handles
(10/16/46)                                              mortgage banking, real estate
                                                        development, pension advising and
                                                        real estate management (1995-1998).
-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans         Trustee     .Term - Indefinite    President, The Hall-Perrine                  18           See
333 West Wacker Drive             .Length of Service -  Foundation (a private philanthropic                    Principal
Chicago, IL 60606                  Since                corporation); Director, Alliant Energy;               Occupation
(10/22/48)                                              Director and Vice Chairman, United                    description
                                                        Fire and Casualty Company; Director,
                                                        Federal Reserve Bank of Chicago;
                                                        previously President and Chief
                                                        Operating Officer, SCI Financial
                                                        Group, Inc. (a regional financial
                                                        services firm).
-------------------------------------------------------------------------------------------------------------------------
William L. Kissick    Trustee     .Term - Indefinite    Emeritus Professor, School of                18           N/A
333 West Wacker Drive             .Length of Service -  Medicine and the Wharton School of
Chicago, IL 60606                  Since                Management and former Chairman,
(7/29/32)                                               Leonard Davis Institute of Health
                                                        Economics, University of
                                                        Pennsylvania; Adjunct Professor,
                                                        Health Policy and Management, Yale
                                                        University.
-------------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand  Trustee     .Term - Indefinite    Retired; previously, Vice President in       18           N/A
333 West Wacker Drive             .Length of Service -  charge of Municipal Underwriting,
Chicago, IL 60606                  Since                Trading, and Dealer Sales at The
(11/11/31)                                              Northern Trust Company.
-------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington  Trustee     .Term - Indefinite    President of Catalyst (a not-for-profit      18           N/A
333 West Wacker Drive             .Length of Service -  organization focusing on women's
Chicago, IL 60606                  Since                leadership development in business
(2/24/32)                                               and the professions).
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                                                                                  Portfolios in    Other
                                                                                                      Fund       Director-
                          Position(s)     Term of Office                                             Complex       ships
   Name, Address and         Held         and Length of            Principal Occupation(s)          Overseen      Held by
     Date of Birth         with Fund       Time Served               During Past 5 Years           by Trustee     Trustee
---------------------------------------------------------------------------------------------------------------------------
Trustee who is an
interested person of the Fund
*Timothy R. Schwertfeger Chairman,     .Term - Indefinite    Chairman (since May 1999), President      130          See
333 West Wacker Drive    President and .Length of Service -  and Trustee of the funds advised by                 Principal
Chicago, IL 60606        Trustee        Since                Nuveen Institutional Advisory Corp.                Occupation
(3/28/49)                                                    (since July 1996) and the funds                    description
                                                             advised by Nuveen Senior Loan Asset
                                                             Management Inc. (since 1999);
                                                             Chairman (since July 1996) and
                                                             Director of The John Nuveen
                                                             Company, Nuveen Investments,
                                                             Nuveen Advisory Corp., Nuveen
                                                             Institutional Advisory Corp. and the
                                                             funds advised by Nuveen Advisory
                                                             Corp.; Chairman and Director (since
                                                             January 1997) of Nuveen Asset
                                                             Management Inc.; Chairman and
                                                             Director of Rittenhouse Financial
                                                             Services, Inc. (since March 1999);
                                                             Chief Executive Officer and Director
                                                             of Nuveen Senior Loan Asset
                                                             Management Inc. (since September
                                                             1999).
---------------------------------------------------------------------------------------------------------------------------


* "Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, NIAC.



-------------------------------------------------------------------------------------------------------------------------
Officers of the Fund
                                                                                                              Number of
                                                                                                            Portfolios in
                       Position(s)         Term of Office                                                   Fund Complex
  Name, Address and       Held             and Length of                  Principal Occupation(s)             Served by
    Date of Birth       with Fund           Time Served                     During Past 5 Years                Officer
-------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President .Term - Until July 2003     Vice President (since January 2002);            130
333 West Wacker Drive                .Length of Service - Since  formerly, Assistant Vice President (since
Chicago, IL 60606                                                March 2000); previously, Associate of
(2/3/66)                                                         Nuveen Investments.
-------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President .Term - Until July 2003     Vice President of Nuveen Investments            130
333 West Wacker Drive and Treasurer  .Length of Service - Since  (since January 1999); prior thereto,
Chicago, IL 60606                                                Assistant Vice President from January
(11/28/67)                                                       1997 to January 1999; formerly, Associate
                                                                 of Nuveen Investments; Vice President and
                                                                 Treasurer of Nuveen Senior Loan Asset
                                                                 Management Inc. (since September 1999);
                                                                 Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President .Term - Until July 2003     Vice President of the NAC and NIAC              130
333 West Wacker Drive                .Length of Service - Since  advised funds and of NAC and NIAC since
Chicago, IL 60606                     ________                   August 2001; previously, Vice President of
(9/8/54)                                                         Van Kampen Investment Advisory Corp.
                                                                 (since 1998); prior thereto Assistant Vice
                                                                 President of Van Kampen Investment
                                                                 Advisory Corp. (since 1994).
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Number of
                                                                                                              Portfolios in
                       Position(s)         Term of Office                                                     Fund Complex
  Name, Address and       Held             and Length of                   Principal Occupation(s)              Served by
    Date of Birth       with Fund           Time Served                      During Past 5 Years                 Officer
---------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President .Term - Until July 2003     Vice President (since January 2002) and           130
333 West Wacker Drive and Assistant  .Length of Service - Since  Assistant General Counsel (since 1998),
Chicago, IL 60606     Secretary                                  formerly Assistant Vice President (since
(9/24/64)                                                        May 1998) of Nuveen Investments; Vice
                                                                 President (since May 2002) and Assistant
                                                                 Secretary formerly Assistant Vice President
                                                                 of Nuveen Advisory Corp. and Nuveen
                                                                 Institutional Advisory Corp.; prior thereto,
                                                                 Associate at the law firm D'Anccina
                                                                 Partners LLC.
---------------------------------------------------------------------------------------------------------------------------
Lorna G. Ferguson     Vice President .Term - Until July 2003     Vice President of Nuveen Investments              130
333 West Wacker Drive                .Length of Service - Since  (since January 1996); Vice President of
Chicago, IL 60606                     ________                   Nuveen Advisory Corp. and Nuveen
(10/24/45)                                                       Institutional Advisory Corp.
---------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President .Term - Until July 2003     Managing Director (since 2001), formerly          130
333 West Wacker Drive                .Length of Service - Since  Vice President (since 1995) of Nuveen
Chicago, IL 60606                     ________                   Advisory Corp. and Nuveen Institutional
(3/2/64)                                                         Advisory Corp.; Chartered Financial
                                                                 Analyst.
---------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President .Term - Until July 2003     Vice President of Nuveen Investments and          130
333 West Wacker Drive and Controller .Length of Service - Since  (since May 1998) The John Nuveen
Chicago, IL 60606                                                Company; Certified Public Accountant.
(5/31/54)
---------------------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President .Term - Until July 2003     Vice President of Nuveen Investments              130
333 West Wacker Drive                .Length of Service - Since  (since 2000); prior thereto, Assistant Vice
Chicago, IL 60606                                                President (since 1999), formerly Associate
(3/22/63)                                                        of Nuveen Investments; Certified Public
                                                                 Accountant.
---------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President .Term - Until July 2003     Vice President of Nuveen Investments              130
333 West Wacker Drive                .Length of Service - Since  (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                     ________                   President (since 1993).
(6/27/61)
---------------------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President .Term - Until July 2003     Vice President, Assistant Secretary and           130
333 West Wacker Drive and Assistant  .Length of Service - Since  Assistant General Counsel of Nuveen
Chicago, IL 60606     Secretary                                  Investments; Vice President and Assistant
(7/27/51)                                                        Secretary of Nuveen Advisory Corp.,
                                                                 Nuveen Institutional Advisory Corp. and
                                                                 Nuveen Senior Loan Asset Management
                                                                 Inc. (since 1999); Assistant Secretary of
                                                                 The John Nuveen Company; Assistant
                                                                 Secretary of Nuveen Asset Management
                                                                 (since 1997).
---------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV   Vice President .Term - Until July 2003     Managing Director (since 2002);                   130
333 West Wacker Drive                .Length of Service - Since  formerly,Vice President (since 1996) of
Chicago, IL 60606                     ________                   Nuveen Institutional Advisory Corp. and
(7/7/65)                                                         Nuveen Advisory Corp.; Chartered
                                                                 Financial Analyst.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               Number of
                                                                                                             Portfolios in
                       Position(s)         Term of Office                                                    Fund Complex
  Name, Address and       Held             and Length of                   Principal Occupation(s)             Served by
    Date of Birth       with Fund           Time Served                      During Past 5 Years                Officer
--------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Vice President .Term - Until July 2003     Managing Director (since 2002), Assistant        130
333 West Wacker Drive                .Length of Service - Since  Secretary and Associate General Counsel,
Chicago, IL 60606                                                formerly, Vice President of Nuveen
(9/9/56)                                                         Investments; Managing Director (since
                                                                 2002), General Counsel and Assistant
                                                                 Secretary, formerly, Vice President of
                                                                 Nuveen Advisory Corp. and Nuveen
                                                                 Institutional Advisory Corp.; Managing
                                                                 Director (since 2002) and Assistant
                                                                 Secretary, formerly, Vice President of
                                                                 Nuveen Senior Loan Asset Management
                                                                 Inc. (since 1999); Managing Director (since
                                                                 2002), Associate General Counsel and
                                                                 Assistant Secretary (since 2000) of Nuveen
                                                                 Asset Management Inc.; Assistant
                                                                 Secretary of The John Nuveen Company;
                                                                 Chartered Financial Analyst.
--------------------------------------------------------------------------------------------------------------------------


William L. Kissick and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.


The trustees of the Trust are trustees of sixteen open-end and closed-end funds advised by NIAC and two funds advised by Nuveen Senior Loan Asset Management Inc. ("NSLAM"). None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.


Mr. Schwertfeger is a director or trustee, as the case may be, of 102 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.


The following table sets forth compensation estimated to be paid by the Fund to each of the trustees who are not designated "interested persons" during the
Fund's fiscal year ended        , 2003 and the total compensation that the
Nuveen Funds paid to such trustees during the fiscal year ended        , 2002.
The Fund has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund.



                                                  Total Compensation
                                                    from Fund and
                                Compensation from Fund Complex Paid
           Name of Trustee         the Fund(1)      to Trustees(3)
           ---------------      ----------------- ------------------
           James E. Bacon......         $                 $
           William E. Bennett..         $                 $
           Jack B. Evans.......         $                 $
           William L. Kissick..         $                 $
           Thomas E. Leafstrand         $                 $
           Sheila W. Wellington         $                 $

--------

(1) The compensation estimated to be paid to the independent trustees for the
    fiscal year ending        , 2003 for services to the Fund.




(3) Based on the compensation paid (including any amounts deferred) to the
    independent trustees for the fiscal year ended              for services to
    the sixteen open-end and closed-end funds advised by NIAC and the two funds advised by NSLAM.

The following table sets forth the dollar range of equity securities
beneficially owned by each trustee as of         , 2002:



                                               Aggregate Dollar Range of
                                               Equity Securities in All
                                                 Registered Investment
                              Dollar Range of    Companies Overseen by
                             Equity Securities   Trustee in Family of
        Name of Trustee         in the Fund      Investment Companies
        ---------------      ----------------- -------------------------
        James E. Bacon......      $     0            over $100,000
        William E. Bennett..      $     0            over $100,000
        Jack B. Evans.......      $     0            over $100,000
        William L. Kissick..      $     0            over $100,000
        Thomas E. Leafstrand      $     0            over $100,000
        Sheila W. Wellington      $     0            over $100,000



No independent trustee who is not an interested person of the Trust owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.


Each trustee who is not affiliated with NIAC or ICAP receives a $35,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends, and a $200 fee per day plus expenses for attendance in person or by telephone at a meeting of the Dividend Committee. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen or its affiliates.

The John Nuveen Company ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The independent trustees of the funds managed by the NIAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.


As of           , 2002, the officers and trustees of each Fund, in the
aggregate, own less than 1% of the shares of the Fund.

Committees



William L. Kissick and Timothy R. Schwertfeger serve as the current members of the executive committee of the Fund's Board of Trustees. The Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.



William E. Bennett, Thomas E. Leafstrand and Timothy R. Schwertfeger are the current members of the dividend and valuation committee for the Fund. The dividend and valuation committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions, and to oversee the pricing of the Funds' assets.



The Fund's Board of Trustees has an audit committee currently composed of James
E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand, Trustees of the Funds who are not "interested persons" of the Fund. The Fund's audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The audit committee has adopted a written charter.



Nomination of those Trustees who are not "interested person" of a Fund is committed to a nominating and governance committee composed of the Trustees who are not "interested persons" of the Fund. Members of the Fund's nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington. The Fund's nominating and governance committee identifies and recommends individuals to be nominated for election as Independent Trustees. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Trustees, (2) the selection and review of committee assignments, and
(3) Trustee education, board meetings and board performance. In the event of a vacancy on the Board of Trustees, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview all candidates and to make the final selection of any new Trustees.


                          FUND MANAGER AND SUB-ADVISER

Fund Manager
NIAC acts as the manager of the Fund, with responsibility for the overall management of the Fund. NIAC is a Delaware Corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC has entered into a Sub-Advisory Agreement with NWQ Investment Management Company, Inc. ("NWQ") under which NWQ, subject to NIAC's supervision, manages each Fund's investment portfolio. NIAC is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NWQ, see "Who Manages the Fund" in the Prospectus.


NIAC is a wholly-owned subsidiary of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the parent company of Nuveen Investments, the principal underwriter of the Funds' shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.



For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee at rates set forth in the Prospectus under "Who Manages the Fund."

In addition to the management fee, the Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Fund, the other Nuveen funds, NIAC, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of the Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Adviser

NWQ has provided investment management services to institutions and high net worth individuals since 1982.





[Insert Sub-Advisory Agreement Provisions]










Out of the fund management fee, NIAC pays NWQ a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as the portfolio manager. NIAC pays NWQ separate portfolio management fees for the equity and fixed-income portions of the funds' assets, if applicable, according to the following schedule:


               Assets of All the Nuveen-Sponsored
               Investment Products Managed by     Portfolio
               NWQ                                Management Fee
               ---------------------------------- --------------
                       For the first $...........    % of 1%
                       For the next $............    % of 1%
                       For assets over $.........    % of 1%

With regard to Fund assets subject to the Sub-Advisory Agreement, NWQ provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker/dealers who execute the portfolio transactions.




                             PORTFOLIO TRANSACTIONS


NWQ (with respect to other transactions) is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NWQ to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund's shares.


Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).


In light of the above, in selecting brokers, the portfolio manager considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NWQ or the Fund. NWQ believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to NWQ under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or NWQ of research services.



NWQ places portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Fund effects their securities transactions may be used by NIAC and/or NWQ in servicing all of its accounts; not all of such services may be used by NIAC and/or NWQ in connection with the Fund. NIAC and NWQ believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIAC and NWQ believe such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. NIAC and NWQ seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by NIAC and NWQ are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.






Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.


                                NET ASSET VALUE

The Fund's net asset value per share is determined separately for each class of the Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of the Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liability) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which are expected to constitute a majority of the fixed-income securities held by the Fund) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

If the Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

The Funds intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addition, to the extent the Fund timely distributes to shareholders at least
98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of such includable gains and the tax deemed paid by such shareholder in respect of such shares. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

In any taxable year of the Fund, distributions from the Fund, other than distributions which are designated as capital gains dividends, will to the extent of the earnings and profits on such Fund, constitute dividends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the extent that distributions to a shareholder in any year exceed the Fund's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, return of capital or exempt-interest dividends) even if reinvested in additional shares of the Fund.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). For tax years beginning after December 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property with a holding period of more than five years. However, the reduction of the 20% rate to 18% applies only if the holding period for the property begins after December 31, 2000. Therefore, you will not be eligible for the 18% capital gain rate on assets for which your holding period began before January 1, 2001. However, if you are an individual, you may elect to treat certain assets you hold on January 1, 2001 as having been sold for their fair market value on the next business day after January 1, 2001 for purposes of this holding period requirement. If you make this election for an asset, the asset would be eligible for the 18% rate if it is held by you for more than five years after this deemed sale. If you make this election, you must recognize any gain from this deemed sale, but any loss is not recognized. In the case of capital gains dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long-term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the United States Treasury. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a sale of shares held for less than six months results in a loss, the loss will be treated as a long-term capital loss to the extent of any capital gain distribution made with respect to such shares during the period those shares are held by the shareholder.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions." In addition, the Code includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Shareholders and prospective investors should consult with their tax advisers regarding the potential effect of these provisions on their investment in shares of the Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the distributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

A Shareholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from the Fund which constitute dividends for Federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from the Fund that are designated by the Fund as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met: (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Fund to obtain a Form W-8 which must be filed with such Fund and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with respect to United States tax consequences of ownership of Shares. Units in the Fund and Fund distributions may also be subject to state and local taxation and Shareholders should consult their tax advisors in this regard.

Generally, Fund dividends are not eligible for the dividends-received deduction for corporations. However, a corporate shareholder (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax) may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by the Fund on certain domestic Equity Securities. The Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Shares of a Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Section 246(c) of the Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of a Fund the financing of which is directly attributable to indebtedness incurred by such corporation. To the extent dividends received by the Fund are attributable to foreign corporations, a corporate shareholder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that payments to the Fund of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifications to, the dividends-received deduction.

Foreign currency gains and losses realized by the Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to

Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if the Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased; if such transactions result in lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

The Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Internal Revenue Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must meet certain other requirements. If such an election is made, shareholders of the Fund, because they are deemed to own a pro rata portion of the foreign securities held by the Fund, must include in their gross income, for federal income tax purposes, both their portion of dividends received by the Fund and also their portion of the amount which the Fund deems to be the shareholders' portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Shareholders may then subtract from their federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. The Code imposes a required holding period for such credits. Shareholders should consult their tax advisers regarding this election and its consequences to them.

If the Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income, and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Fund, the Board of Trustees of the Fund will promptly review the policies of the Fund to determine whether significant changes in its investments are appropriate.

General
The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Funds and their shareholders and relates only to the federal income tax status of the Fund and to the tax treatment of distributions by the Fund to United States shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to their shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.





                            PERFORMANCE INFORMATION

The Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a-b           /6/
                      Yield=2[ (   -----+1  )         -1]
                                    cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.


In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements.


The Fund may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because the Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.



The Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as varaible as overall market returns. The beta of the overall market is by definition 1.00.

    The formula for beta is given by:

           Beta = (sigma) A * B / C

        where

           A = (Xi - X), i=1,..., N
           B = (Yi - Y), i=1,..., N
           C = S (Xi - X)2, i=1,..., N
           Xi = Security Return in period i
           Yi = Market Return in period i
           X = Average of all observations Xi
           Y = Average of all observations Yi
           N = Number of observations in the measurement period



All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, the Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, the Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of the Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of the Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the S&P/Barra Value Index, the Russell 1000 Value Index, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.



There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

The Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.




NWQ Composite Performance


The table below presents annual investment returns for the NWQ        Composite
between                    and                    and the return for the first
     of 2002. The NWQ        Composite represents the composite performance of
the      managed accounts totalling approximately $    million for which NWQ
serves as investment adviser and that have the same investment objectives and policies as the Fund.



                             Annual Total Returns for the Year Ending December 31,
                       -----------------------------------------------------------------
                             2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 1991 1990
                       ----- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
NWQ Composite (Gross).
NWQ Composite Net.....
S&P 500...............
Lipper All Cap Value
  Index...............
The Russell 1000 Value
  Index...............



The gross performance results of the NWQ       Composite reflect the investment
performance of the composite before deduction of any investment advisory fees
or other expenses. The net performance results of the NWQ        Composite
reflect the deduction of the estimated annual operating expenses for the current fiscal year (without waivers or reimbursements) for Class A shares of the Fund as summarized in the

Prospectus and may be compared to the performance of the indices referenced below. The performance information for the NWQ _____ Composite reflects the past performance achieved by NWQ's managed accounts and does not reflect past performance of the Fund and should not be interpreted as indicative of future performance of the Fund. Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely recognized, unmanaged index of common stock prices. The Russell 1000 Value Index is a market capitalization weighted index of those firms in the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index represents the 3000 largest U.S. companies. The S&P 500 and the Russell 1000 Value Index returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Lipper All Cap Value Index represents the composite returns of the 30 largest funds comprising the Lipper All Cap Value Objective and assumes reinvestment of all fund dividends and distributions.


                   ADDITIONAL INFORMATION ON THE PURCHASE AND
               REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares,
(iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the

Fund. The example assumes a purchase on        , 2002 of Class A shares from
the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.



                                                                 Nuveen NWQ
                                                                 Multi-Cap Value
                                                                 Fund
                                                                 ---------------
Net Asset Value per share.......................................  $
Per Share Sales Charge--5.75% of public offering price (    % of
  net asset value per share)....................................  $

                                                                  ------------
Per Share Offering Price to the Public..........................  $
Shares Outstanding (as of        ,     )........................


The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Fund's Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of the Fund that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent that contains the same information and representations contained in the Application Form. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up- front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various municipal defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 per share class per Fund, provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

   . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

   .  officers, trustees and former trustees of the Nuveen Funds;

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and


   . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.


Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

In determining the amount of your purchases of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility
Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:




   . [any person who was a shareholder of the PBHG Special Equity Fund on , 2002;]


   . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

   . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

   . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by the Fund at any time. To encourage their participation, the Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible employer-sponsored defined contribution plan described above, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; and (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See "Market Timer Policy" below.)

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In Kind
The Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in kind. The Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.





General Matters

The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares and Nuveen Defined Portfolios units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

To help advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

The Fund has authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Fund's Prospectus.

If you choose to invest in the Fund, an account will be opened and maintained for you by Chase Global, the Fund's shareholder services agent. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial advisor's firm can only be made by an order in good form from the financial advisor acting on your behalf.

A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by Chase Global will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regulations of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement").

Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.



                         DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under the Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized form time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal service to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.



Under the Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The

Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

          INDEPENDENT PUBLIC ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT


PricewaterhouseCoopers LLC ("PWC"), independent public accountants, have been selected as auditors for the Trust. In addition to audit services, PWC will provide consultation and assistance on accounting, internal control, tax and related matters.



The custodian of the assets of the Fund is State Street Bank and Trust, {Insert Address}. The custodian performs custodial, fund accounting and portfolio accounting services.



The Fund's transfer, shareholder services, and dividend paying agent is [Insert Name and Address].




                           GENERAL TRUST INFORMATION


The Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are five series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.


The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Fund's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

                             Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    2.  Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to its financial commitment on the obligation.

CC      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                 Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)  Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            U.S. Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.


MIG 1/VMIG 1   This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2   This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.



MIG 3/VMIG 3   This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.


SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--Leadingmarket positions in well-established industries.

--Highrates of return on funds employed.

--Conservativecapitalization structure with moderate reliance on debt and ample asset protection.

--Broadmargins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-establishedaccess to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc.--A brief description of the applicable Fitch, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                           Long-Term Credit Ratings

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term 'AAA'-'BBB' categories; short-term 'F1'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non- standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.



DDD, DD, D   Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
             'DDD' obligations have the highest potential for recovery, around
             90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.


Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

                           Short-Term Credit Ratings

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D            Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


Notes:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                                                MULTI-CAP 10-02

                           PART C--OTHER INFORMATION

Item 23: Exhibits:


(a)(1). Declaration of Trust of Registrant.(1)

(a)(2). Certificate for the Establishment and Designation of Series and Classes for the Nuveen Growth and Income Stock
        Fund, the Nuveen Balanced Stock and Bond Fund, and Nuveen Balanced Municipal and Stock Fund, dated
        June 20, 1996.(3)

(a)(3). Certificate for the Establishment and Designation of Series for the Nuveen European Value Fund, dated May 27,
        1998.(10)

(a)(4). Certificate for the Establishment and Designation of Series of the Nuveen NWQ Multi-Cap Value Fund, dated
                   , 2002.(19)

(b)(1). By-Laws of Registrant.(1)

(b)(2). Amendment to By-Laws of Registrant.(15)

(c).    Specimen certificate of Shares of each Fund.(3)

(d)(1). Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(6)

(d)(2). Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Institutional Capital Corporation.(6)

(d)(3). Form of Amended Schedule A to Management Agreement between Registrant and Nuveen Institutional Advisory
        Corp.(10)

(d)(4). Form of Amended Schedule A to Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
        Institutional Capital Corporation.(10)

(d)(5). Form of Amended Schedule B to Management Agreement between Registrant and Nuveen Institutional Advisory
        Corp.(10)

(d)(6). Form of Addendum to Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
        Institutional Capital Corporation.(10)

(d)(7). Renewal of Investment Management Agreement dated June 1, 2001.(18)

(d)(8). Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ Investment Management
        Company, Inc.(19)

(e)(1). Distribution Agreement between Registrant and John Nuveen & Co. Incorporated dated August 1, 1998.(11)

(e)(2). Dealer Management Agreement dated October 22, 1996.(4)

(e)(3). Renewal of Distribution Agreement dated July 31, 2001.(18)

(f).    Not applicable.

(g)(1). Custodian Agreement between Registrant and The Chase Manhattan Bank.(7)

(g)(2). Global Custody Agreement between Registrant and The Chase Manhattan Bank dated July 21, 1998.(13)

(h)(1). Form of Subscription Agency Agreement between Registrant and The Chase Manhattan Bank.(4)

(h)(2). Transfer Agency Agreement between Registrant and Chase Global Funds Services Company.(11)

(i)(1). Opinion and consent of Chapman and Cutler, dated July 30, 1996.(3)

(i)(2). Opinion and consent of Bingham, Dana & Gould, dated July 30, 1996.(3)

(i)(3). Opinion and consent of Vedder, Price, Kaufman & Kammholz, dated May 28, 1998.(10)

(i)(4). Opinion and consent of Bingham Dana LLP dated May 28, 1998.(10)

(i)(5). Opinion and consent of Chapman and Cutler, dated October 27, 2000.(18)

(i)(6). Opinion and consent of Chapman and Cutler, dated October 26, 2001.(18)

(i)(7). Opinion and consent of Chapman and Cutler.(19)

(j).    Consent of Independent Public Accountants.(19)

(k).    Not applicable.

(l).    Subscription Agreement with Nuveen Institutional Advisory Corp.(7)

(m)(1). Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and Class C
        Shares of each Fund.(3)

(m)(2). Amendment to Plan of Distribution and Service Pursuant to Rule 12b-1.(11)

(n).    Multi-Class Plan.(4)

(p)(1). Code of Ethics of the Registrant, Nuveen Investments and Nuveen Institutional Advisory Corp.(18)

(p)(2). Code of Ethics of Institutional Capital Corporation.(18)

(p)(3). Code of Ethics of NWQ Investment Management Company, Inc.(19)

(z)(1). Powers of Attorney for Messrs. Schwertfeger, Evans, Leafstrand, Bacon, Kissick, and Ms. Wellington.(17)

(z)(2). Power of Attorney for Mr. Bennett.(18)

--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to the pre-effective amendment no. 2 filed on Form N-1A for Registrant.
(4) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(5) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(6) Incorporated by reference to the post-effective amendment no. 3 filed on Form N-1A for Registrant.
(7) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(8) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.
(9) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.
(10)Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for Registrant.
(11)Incorporated by reference to the post-effective amendment no. 13 filed on Form N-1A for Registrant.
(12)Incorporated by reference to the post-effective amendment no. 14 filed on Form N-1A for Registrant.
(13)Incorporated by reference to the post-effective amendment no. 15 filed on Form N-1A for Registrant.
(14)Incorporated by reference to the post-effective amendment no. 16 filed on Form N-1A for Registrant.
(15)Incorporated by reference to the post-effective amendment no. 17 filed on Form N-1A for Registrant.
(16)Incorporated by reference to the post-effective amendment no. 18 filed on Form N-1A for Registrant.
(17)Incorporated by reference to the post-effective amendment no. 19 filed on Form N-1A for Registrant.

(18)Incorporated by reference to the post-effective amendment no. 20 filed on Form N-1A for Registrant.


(19)To be filed by amendment.


Item 24: Persons Controlled by or under Common Control with Fund.
Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

    (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

    (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

    (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

        (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

        (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

    (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

    (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser
(a) Nuveen Institutional Advisory Corp. ("NIAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NIAC who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of NIAC appears below:


                                              Other Business, Profession, Vocation or
Name and Position with NIAC                      Employment During Past Two Years
---------------------------               ---------------------------------------
John P. Amboian, President and Director.. President and Director, formerly Executive Vice
                                          President and Secretary of The John Nuveen
                                          Company, Nuveen Investments, Nuveen
                                          Advisory Corp., Nuveen Senior Loan Asset
                                          Management Inc. and Nuveen Asset
                                          Management Inc. and Executive Vice President
                                          and Director of Rittenhouse Financial Services,
                                          Inc.
Margaret E. Wilson, Senior Vice President Senior Vice President and Controller of The
                                          John Nuveen Company, Nuveen Investments
                                          and Nuveen Advisory Corp.

Alan Berkshire, Senior Vice President and Senior Vice President (since May 1999),
  Secretary.............................. formerly Vice President, and General Counsel
                                          (since September 1997) and Secretary (since
                                          May 1998) of The John Nuveen Company and
                                          Nuveen Investments; Vice President (since
                                          September 1997) and Secretary (since May
                                          1998) of Nuveen Advisory Corp.; Senior Vice
                                          President and Secretary (since September 1999)
                                          of Nuveen Senior Loan Asset Management Inc.


(b) Institutional Capital Corporation ("Institutional Capital") acts as investment adviser to the ICAP Funds, Inc. and as sub-investment adviser to the Registrant. In addition, Institutional Capital serves as investment adviser to separately managed accounts.

A description of any other business, profession, vocation, or employment of a substantial nature in which Robert H. Lyon, President, Chief Investment Officer and a Director of Institutional Capital, is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of Institutional Capital appears below. The principal business address for each person is 225 West Wacker Drive Suite 2400, Chicago, Illinois 60606.


                       Positions and Offices with       Other Business, Profession, Vocation, or
Name                              NWQ                       Employment During Past Two Years
----              ------------------------------------- ----------------------------------------
Pamela H. Conroy. Senior Vice President and Director    Vice President, Treasurer, and a Director
                                                        of the ICAP Funds, Inc. (since its
                                                        inception in December 1994).

Donald D. Niemann Executive Vice President and Director Vice President and Secretary of ICAP
                                                        Funds, Inc. (since its inception in
                                                        December 1994) and a Director (since
                                                        July 1995).

Gary S. Maurer... Executive Vice President and Director Director of ICAP Funds, Inc. (since its inception in December 1994).



(c) NWQ Investment Management Company, Inc. ("NWQ") acts as a sub-investment adviser to the Nuveen NWQ Multi-Cap Value Fund. In addition, NWQ serves as [to come].

Item 27: Principal Underwriters

(a) Nuveen Investments ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, and the Registrant. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen California Select Tax-Free Income Portfolio, Nuveen New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Floating Rate Fund, Nuveen Senior Income Fund, Nuveen Real Estate Income Fund and Nuveen Quality Preferred Income Fund.

(b)

   Name and Principal      Positions and Offices with   Positions and Offices
   Business Address        Underwriter                  with Registrant
   --------------------------------------------------------------------------

   Timothy R. Schwertfeger Chairman of the Board,        Chairman, President
   333 West Wacker Drive   Chief Executive Officer, and  and Trustee
   Chicago, IL 60606       Director

   John P. Amboian         President and Director        None
   333 West Wacker Drive
   Chicago, IL 60606

   William Adams IV        Vice President                None
   333 West Wacker Drive
   Chicago, IL 60606

   Alan G. Berkshire       Senior Vice President and     None
   333 West Wacker Drive   Secretary
   Chicago, IL 60606

   Robert K. Burke         Vice President                None
   333 West Wacker Drive
   Chicago, IL 60606

   Peter H. D'Arrigo       Vice President and Treasurer  Vice President and
   333 West Wacker Drive                                 Treasurer
   Chicago, IL 60606

   Stephen D. Foy          Vice President                Vice President and
   333 West Wacker Drive                                 Controller
   Chicago, IL 60606

   Robert B. Kuppenheimer  Vice President                None
   333 West Wacker Drive
   Chicago, IL 60606

   Larry W. Martin         Vice President                Vice President
   333 West Wacker Drive   and Assistant                 and Assistant
   Chicago, IL 60606       Secretary                     Secretary

   Thomas C. Muntz         Vice President                None
   333 West Wacker Drive
   Chicago, IL 60606

   Paul C. Williams        Vice President                None
   333 West Wacker Drive
   Chicago, IL 60606

   Margaret E. Wilson      Senior Vice President         None
   333 West Wacker Drive
   Chicago, IL 60606

   Allen J. Williamson     Group President               None
   333 West Wacker Drive
   Chicago, IL 60606

   Gifford R. Zimmerman    Managing Director and         Vice President and
   333 West Wacker Drive   Assistant Secretary           Secretary
   Chicago, IL 60606


(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, [Insert Address], maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp., or [Insert Name].



[Insert Name and Address], maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.


Item 29: Management Services
Not applicable.

Item 30: Undertakings
(a) Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 12th day of July, 2002.


                                        NUVEEN INVESTMENT TRUST

                                            /S/  GIFFORD R. ZIMMERMAN
                                        _______________________________________
                                                 Gifford R. Zimmerman
                                                    Vice President

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                     Title                          Date
          ---------                     -----          -               ----

     /S/  STEPHEN D. FOY       Vice President and                  July 12, 2002
  -------------------------      Controller (Principal
       Stephen D. Foy            Financial and
                                 Accounting Officer)
   Timothy R. Schwertfeger     Chairman,               )       /S/  GIFFORD R. ZIMMERMAN
                                 President and Trustee )   By___________________________
                                                       )          Gifford R. Zimmerman
                                                       )            Attorney-in-Fact
                                                       )
                                                       )
                                                       )
                                                       )
                                                       )
     William E. Bennett        Trustee                 )
                                                       )
    Thomas E. Leafstrand       Trustee                 )
                                                       )
       James E. Bacon          Trustee                 )
                                                       )
        Jack B. Evans          Trustee                 )
                                                       )
     William L. Kissick        Trustee                 )
                                                       )
    Sheila W. Wellington       Trustee                 )           July 12, 2002



An original power of attorney authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and have been filed with the Securities and Exchange Commission or are being filed herein.

                                 EXHIBIT INDEX


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